                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                            AES EASTERN ENERGY, L.P.

                               OFFER TO EXCHANGE
                 PASS THROUGH TRUST CERTIFICATES, SERIES 1999-A
                          AND SERIES 1999-B, 00104BAA8
                           WHICH HAVE BEEN REGISTERED
                 UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                          FOR ANY AND ALL OUTSTANDING
   PASS THROUGH TRUST CERTIFICATES, SERIES 1999-A AND SERIES 1999-B, [      ]

              PURSUANT TO THE PROSPECTUS DATED <MONTH DAY>, 1999.

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
          <MONTH DAY>, 1999, UNLESS EXTENDED (THE "EXPIRATION DATE").
        TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME,
                             ON <MONTH DAY>, 1999.

                             BANKERS TRUST COMPANY
                                 EXCHANGE AGENT

          By Mail or Overnight Delivery:                                 By Hand:
               Bankers Trust Company                               Bankers Trust Company
                Four Albany Street                                  Four Albany Street
             New York, New York 10006                            New York, New York 10006
    Attention: Corporate Trust and Agency Group         Attention: Corporate Trust and Agency Group

                            Facsimile Transmission:
                                 (212) 250-0933

                             Confirm by Telephone:
                                 (212) 250-3105

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus, dated <Month Day>, 1999 (the "Prospectus"), of AES Eastern Energy, L.P., a Delaware limited partnership (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the offer to exchange (the "Registered Exchange Offer") an aggregate principal amount of up to $550,000,000 of Pass Through Trust Certificates, Series 1999-A and Series 1999-B, which have been registered under the Securities Act of 1933, as amended (the "New Certificates"), for an equal principal amount of the outstanding Pass Through Trust Certificates, Series 1999-A and Series 1999-B (the "Certificates"). The Registered Exchange Offer is being made in order to satisfy certain obligations of the Company contained in the Registration Rights Agreement, dated as of May 11, 1999, between the Company and the initial purchasers (the "Initial Purchasers") named therein (the "Registration Rights Agreement").

     For each Certificate accepted for exchange, the holder (the "Holder") of such Certificate will receive a New Certificate having a principal amount equal to that of the surrendered Certificate. New Certificates will accrue interest at the applicable per annum rate for such New Certificates as set forth on the cover page of the Prospectus, from the date on which the Certificates surrendered in exchange therefor were originally issued. Interest on the New Certificates is payable on January 2 and July 2 of each year, commencing January 2, 2000.

     Additional interest (the "Additional Interest") with respect to the Certificates and New Certificates will be assessed as follows if any of the following events occurs (each event in clause (i) or (ii) below, a "Failure to Register"):

     (i) If the Registered Exchange Offer is not consummated or a shelf registration statement (the "Shelf Registration Statement") is not declared effective by the Securities and Exchange Commission (the "Commission") on or prior to November 10, 1999; or

     (ii) If, after November 10, 1999, and after the date that any Shelf Registration Statement is declared effective, (A) such Shelf Registration Statement thereafter ceases to be effective until the earlier of (1) the end of the period referred to in Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") after the original issue date of the Certificates (or the end of such longer period as may result from an extension pursuant to Section 3(j) of the Registration Rights Agreement), provided that, if this clause (1) is relied upon, counsel to the Company shall have delivered to Morgan Stanley & Co. Incorporated an opinion to the effect that the Certificates included in such Shelf Registration Statement will thereafter be freely tradable by the Holders thereof without restriction, and (2) the date on which all the Certificates and New Certificates covered by the Self Registration Statement have been sold pursuant thereto (these two periods hereinafter referred to as the "Shelf Registration Period"); or (B) such Shelf Registration Statement or the related prospectus ceases to be usable in connection with resales of Transfer Restricted Certificates (as defined in Section 6(d) of the Registration Rights Agreement) during the Shelf Registration Period (except as permitted below) because either (1) any event occurs as a result of which the related prospectus forming part of such Shelf Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Shelf Registration Statement, or supplement the related prospectus, to comply with the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the respective rules thereunder.

     A Failure to Register referred to in clause (ii) is deemed not to be continuing in relation to a Shelf Registration Statement or the related prospectus if (1) that Failure to Register has occurred solely as a result of
(A) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company, when such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (B) the occurrence of other material events or developments with respect to the Company or its "affiliates," as defined in Rule 405 under the Securities Act, that would need to be described in such Shelf Registration Statement or the related prospectus, and (2) in the case of clause (B), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe those events or, in the case of material developments that the Company determines in good faith must remain confidential for business reasons, the Company is proceeding promptly and in good faith to take such steps as are necessary so that those developments need no longer remain confidential, but in any case, if any Failure to Register (including any referred to in clause (A) or (B), above) continues for a period in excess of 45 days, Additional Interest will be payable in accordance with the above paragraph from the day following the last day of that 45-day period until the date on which that Failure to Register is cured.

     Additional Interest shall accrue on the Certificates over and above the interest set forth in the title of the Certificates of that series from and including the date on which any such Failure to Register shall occur to but excluding the date on which all such Failures to Register have been cured, at a rate of 0.50% per annum.

     Any Additional Interest payable will be payable on the regular interest payment dates with respect to the Certificates, in the same manner as the manner in which regular interest is payable. The amount of Additional Interest for any period will be determined by multiplying the applicable Additional Interest rate by the principal amount of the applicable Certificates, multiplied by a fraction, the numerator of which is the number of days that Additional Interest rate was applicable during that period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

     The Company reserves the right, at any time or from time to time, to extend the Registered Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Registered

Exchange Offer is extended. The Company shall notify the holders of the Certificates of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter is to be completed by a holder of Certificates if Certificates are to be forwarded herewith or if a tender of Certificates is to be made by book-entry transfer though the Automated Tender Offer Program ("ATOP") at The Depository Trust Company (the "DTC") pursuant to the procedure set forth in "This Exchange Offer -- Procedures for Tendering the Existing Pass Through Trust Certificates -- Book-Entry Transfer" section of the Prospectus.

     Holders who are participants in DTC ("DTC Participants") tendering by book-entry transfer must execute such tender through ATOP on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Certificates into the Exchange Agent's account at DTC and then send to the Exchange Agent confirmation of such book-entry transfer ("Book-Entry Confirmation") including an agent's message ("Agent's Message") confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter and that the Exchange Agent and the Company may enforce this Letter against such Holder. The book-entry confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the book-entry confirmation to the Exchange Agent.

     If the tender is not made through ATOP, Certificates, as well as this Letter (or facsimile hereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

     Holders of Certificates whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Certificates and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Certificates according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1.

     THE METHOD OF DELIVERY OF THE BOOK-ENTRY CONFIRMATION OR CERTIFICATES, THIS LETTER, AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Registered Exchange Offer.

     List below the Certificates to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Certificates should be listed on a separate signed schedule affixed hereto.

                                        DESCRIPTION OF CERTIFICATES
-----------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF                                         AGGREGATE PRINCIPAL
    REGISTERED HOLDER(S)                           CERTIFICATE           AMOUNT OF         PRINCIPAL AMOUNT
 (PLEASE FILL IN, IF BLANK)         SERIES           NUMBERS*          CERTIFICATES           TENDERED**
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                  Total:
-----------------------------------------------------------------------------------------------------------
   * Need not be completed by Holders of Certificates being tendered by book-entry transfer (see below).
  ** Unless otherwise indicated, it will be assumed that all Certificates represented by certificates delivered to the Exchange Agent are being tendered. See Instruction 1. Certificates tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

[ ] CHECK HERE IF TENDERED CERTIFICATES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution:

      Account Number:   Transaction Code Number:

--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED CERTIFICATES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s):

      Window Ticket Number (if any):

      Date of Execution of Notice of Guaranteed Delivery:

      Name of Institution which Guaranteed Delivery:

        IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

      Account Number:   Transaction Code Number:

--------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW CERTIFICATES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR CERTIFICATES.

      Name:

      Address:

      Aggregate Principal Amount of Certificates so held: $

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Registered Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Certificates indicated above. Subject to, and effective upon, the acceptance for exchange of the Certificates tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Certificates as are being tendered hereby. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Certificates tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Certificates acquired in exchange for Certificates tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Certificates, whether or not such person is the undersigned, that neither the holder of such Certificates nor any such other person is engaged in, or intends to engage in a distribution of such New Certificates, or has an arrangement or understanding with any person to participate in the distribution of such New Certificates, and that neither the holder of such Certificates nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

     The undersigned also acknowledges that this Registered Exchange Offer is being made based upon the Company's understanding of an interpretation by the staff of the Commission as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988) (the "Exxon Capital Letter"), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993) (the "Shearman & Sterling Letter"), that the New Certificates issued in exchange for the Certificates pursuant to the Registered Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who acquires such New Certificates directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Certificates are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such New Certificates and have no arrangement with any person to participate in the distribution of such New Certificates.

     If a holder of Certificates is engaged in or intends to engage in a distribution of the New Certificates or has any arrangement or understanding with respect to the distribution of the New Certificates to be acquired pursuant to the Registered Exchange Offer, such Holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Certificates for its own account in exchange for Certificates, it represents that the Certificates to be exchanged for the New Certificates were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Certificates; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Certificates tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Certificates (and, if applicable, substitute certificates representing Certificates for any Certificates not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Certificates, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special

Delivery Instructions" below, please send the New Certificates (and, if applicable, substitute certificates representing Certificates for any Certificates not exchanged) to the undersigned at the address shown above in the box entitled "Description of Certificates."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF CERTIFICATES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE CERTIFICATES AS SET FORTH IN SUCH BOX ABOVE.

------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)
------------------------------------------------------------

      To be completed ONLY if certificates for Certificates not exchanged and/or New Certificates are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter below, or if Certificates delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

 Issue New Certificates and/or Certificates to:

 Name(s):
 -----------------------------------------------
                             (PLEASE TYPE OR PRINT)

 -----------------------------------------------------------
 Address(es):
 --------------------------------------------
 -----------------------------------------------------------
                              (INCLUDING ZIP CODE)

 -----------------------------------------------------------
              (SOCIAL SECURITY OR EMPLOYER IDENTIFICATION NUMBER)

 [ ] Credit unexchanged Certificates delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

 -----------------------------------------------------------
                         (BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)
------------------------------------------------------------

------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)
------------------------------------------------------------

      To be completed ONLY if certificates for Certificates not exchanged and/or New Certificates are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter below, or to the undersigned at a address other than shown in the box entitled "Description of Certificates" on this Letter above.

 Mail New Certificates and/or Certificates to:

 Name(s):
 -----------------------------------------------
                             (PLEASE TYPE OR PRINT)

 -----------------------------------------------------------
 Address:
 -------------------------------------------------
 -----------------------------------------------------------
                              (INCLUDING ZIP CODE)

------------------------------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR CERTIFICATES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                PLEASE READ THIS LETTER OF TRANSMITTAL CAREFULLY
                        BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)


--------------------------------------------------------  --------------------------------------------------------
(SIGNATURE(S) OF OWNER(S))
Date: --------------------------------------------------  Date: --------------------------------------------------

Area Code and Telephone Number:

                           -----------------------------------------------------

If a holder is tendering any Certificates, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Certificates or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

        ------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity:

        ------------------------------------------------------------------------

Address:

       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Authorized Signature:

                ----------------------------------------------------------------

Title:

     ---------------------------------------------------------------------------
Name and Firm:

             -------------------------------------------------------------------

Dated:
---------------------------

                                  INSTRUCTIONS

     FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE PASS THROUGH TRUST CERTIFICATES, SERIES 1999-A AND SERIES 1999-B, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OUTSTANDING PASS THROUGH TRUST CERTIFICATES, SERIES 1999-A AND SERIES 1999-B.

1. DELIVERY OF THIS LETTER AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by holders of Certificates if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange
Offer -- Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Certificates, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Certificates tendered hereby must be in denominations of $1,000.

     Holders who are DTC Participants tendering by book-entry transfer must execute such tender to the Exchange Agent's account at DTC on or prior to the Expiration Date. A Holder should transfer existing Certificates into the Exchange Agent's account at DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Certificates into the Exchange Agent's account at DTC and then send to the Exchange Agent a Book-Entry Confirmation, including an Agent's Message confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter and that the Exchange Agent, as Pass Through Trustee, and the Company may enforce this Letter against such Holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedure does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent.

     Holders of Certificates whose certificates for Certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Certificates pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering the Existing Pass Through Trust Certificates -- Guaranteed Delivery" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Certificates and the amount of Certificates tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Certificates, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Certificates, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     A Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Certificates to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date.

     As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein)
(i) a bank, (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or
(v) a savings association.

     THE METHOD OF DELIVERY OF THIS LETTER, THE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY

WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF CERTIFICATES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF CERTIFICATES WHO TENDER BY BOOK-ENTRY TRANSFER).

     If less than all of the Certificates evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Certificates to be tendered in the box above entitled "Description of Certificates -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered Certificates will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES OF THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Certificates tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Certificates are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Certificates are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder of the Certificates specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Certificates are to be issued, or any untendered Certificates are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Certificates or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Certificates are tendered: (i) by a registered holder of Certificates (which term, for purposes of the Registered Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Certificates) tendered who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Certificates should indicate in the applicable box the name and address to which New Certificates issued pursuant to the Registered Exchange Offer and/or substitute certificates evidencing Certificates not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Certificates tendering Certificates by book-entry transfer may request that Certificates not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder of Certificates may designate hereon. If no such instructions are given, such Certificates not exchanged will be returned to the name or address of the person signing this Letter.

5. TAX IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tendering Holder whose Certificates are accepted for exchange must provide the Exchange Agent with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering Holder who is an individual, is his or her social security number. If a tendering Holder does not provide the Exchange Agent with its current TIN or an adequate basis for an exemption, such tendering Holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt Holders of Certificates (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the Specific Instructions on the original W-9 form (the "Specific Instructions") for additional instructions. To prevent backup withholding, each tendering Holder of Certificates must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or
(iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Certificates is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Certificates are in more than one name or are not in the name of the actual owner, such Holder should consult the Specific Instructions for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the Specific Instructions for instructions on applying for a TIN, check the box in
Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.
Note: checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Exchange Agent.

6. TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Certificates to it or its order pursuant to the Registered Exchange Offer. If, however, New Certificates and/or substitute Certificates not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Certificates tendered hereby, or if tendered Certificates are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Certificates to the Company or its order pursuant to the Registered Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be affixed to the Certificates specified in this Letter.

7. WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Certificates, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Certificates for exchange. Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Certificates nor shall any of them incur any liability for failure to give any such notice.
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

9. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES.

     Any Holder whose Certificates have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

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

-----------------------------------------------------------------------------------------------
                           TO BE COMPLETED BY ALL TENDERING HOLDERS
                                      (SEE INSTRUCTION 5)
                      GIVE FORM TO THE REQUESTER. DO NOT SEND TO THE IRS
-----------------------------------------------------------------------------------------------

 SUBSTITUTE                        Please Print or Type Name (if a joint account or you changed
 FORM W-9                          your name, see the
 (Instructions)                    Specific Instructions)
                                   ------------------------------------------------------------
 (REV. DECEMBER 1996)              Business name, if different from above.  (See Specific
 DEPARTMENT OF THE                 Instructions)
 TREASURY INTERNAL                 ------------------------------------------------------------
 REVENUE SERVICE                   Please check the appropriate box:
                                   [ ] Individual/Sole Proprietor           [ ] Corporation
 REQUEST FOR TAXPAYER              [ ] Partnership                          [ ] Other
 IDENTIFICATION NUMBER             ------------------------------------------------------------
 AND CERTIFICATION                 Address (number, street, and apt. or suite no.)
                                   ------------------------------------------------------------
                                   City, state, and zip code
                                   ------------------------------------------------------------
                                   Requester's name and address (optional)
                                   ------------------------------------------------------------
                                   List account number(s) (optional)


                                   -----------------------------------------------------------------------------------------
                                    PART I -- TAXPAYER IDENTIFICATION NUMBER (TIN)
                                    Enter your TIN in the appropriate box. For
                                    individuals, this is your social security number
                                    (SSN). If you are a sole proprietor or resident
                                    alien, see the Specific Instructions. For other
                                    entities, it is your employer identification number
                                    (EIN). If you do not have a number, see the Specific
                                    Instructions on "How to Get a TIN." NOTE: If the
                                    account is in more than one name, see the chart in
                                    the Specific Instructions for guidance on whose
                                    number to enter.

                                                                                              Social Security Number or
                                                                                            Employer Identification Number
                                                                                           -------------------------------

                                   -----------------------------------------------------------------------------------------
                                    PART II -- FOR PAYEE EXEMPT FROM BACKUP WITHHOLDING
                                    If you are exempt from backup withholding, write "Exempt" below and sign and date this form. For further instructions, see the Specific Instructions.
                                   -----------------------------------------------------------------------------------------
                                    PART III -- CERTIFICATION
                                    Under penalties of perjury, I certify that;
                                    1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
                                    2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                   -----------------------------------------------------------------------------------------
                                    CERTIFICATION INSTRUCTIONS.
                                    You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply.
                                    For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the
                                    Certification, but you must provide your correct TIN. (Also, see the Specific
                                    Instructions.)
----------------------------------------------------------------------------------------------------------------------------

 SIGN HERE:
 SIGNATURE                                                                                         DATE
           --------------------------------------------------------------------------------------      ---------------------
----------------------------------------------------------------------------------------------------------------------------

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